SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2002

                          Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Tennessee                    001-11421                 61-0502302
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


            100 Mission Ridge
        Goodlettsville, Tennessee                                        37072
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  (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
                                                           --------------





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements.  None.
         (b) Pro Form Financial  Information.  None.
         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.

ITEM 9.  REGULATION FD DISCLOSURE

On November 26, 2002, Dollar General Corporation (the "Company") issued a news release and held a conference call with respect to its earnings for the third quarter of fiscal year 2002, ending November 1, 2002. A copy of each of the news release and the conference call script is attached hereto as Exhibit 99.1 and
Exhibit 99.2, respectively, each of which is incorporated by reference as if fully set forth herein.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         DOLLAR GENERAL CORPORATION


Date:  November 26, 2002                    By:  /s/ Susan S. Lanigan
       -----------------                         -------------------------------
                                                 Susan S. Lanigan
                                                 Vice President, General Counsel
                                                 and Corporate Secretary




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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       News Release dated November 26, 2002.

99.2                       Conference Call Script dated November 26, 2002.




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